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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 17, 1999



                           COMPAQ COMPUTER CORPORATION

             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                     1-9026               76-0011617
  ----------------------------        -----------        ------------------
  (State or Other Jurisdiction       (Commission)         (IRS Employer
       of Incorporation)              File Number        Identification No.)



             20555 SH 249
             HOUSTON, TEXAS                                    77070
  ---------------------------------------                    ---------
  (Address of Principal Executive Offices)                   (Zip Code)


                                 (281) 370-0670
                                 --------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM  5.  OTHER  EVENTS.

     In a release dated June 17, 1999, Compaq Computer Corporation (NYSE: CPQ) announced that it expects a loss for the second quarter of up to $.15 per
share.   The Company  also announced  a  strategic  realignment  to  improve execution and an anticipated substantial third quarter restructuring charge. The news release is attached as Exhibit 99.


ITEM  7.  EXHIBITS.

Exhibit  99     News  Release  dated  June  17,  1999  is  attached.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 17, 1999


                                   COMPAQ COMPUTER CORPORATION


                                   By: /s/ Linda S. Auwers
                                       -----------------------
                                       Linda S. Auwers
                                       Vice President, Associate General
                                       Counsel and Assistant Secretary

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